                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 27, 1998 included in the Semtech Corporation's report on Form 10-K for the year ended February 1, 1998 and to all references to our firm included in this Registration Statement.



                                                             ARTHUR ANDERSEN LLP


Los Angeles, California
June 10, 1998